Exhibit 10.1

EIGHTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This EIGHTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of January 12, 2016, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Agreement shall be amended in the manner provided in this Section 1.

1.1                               Use of Proceeds.  Section 6.08 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

Section 6.08  Use of Proceeds and Letters of Credit.  The proceeds of the Loans will be used only to (a) pay the fees, expenses and transaction costs of the Transactions, (b) finance the working capital needs of the Borrowers, including capital expenditures, and for general corporate purposes of the Borrowers and the Guarantors, in the ordinary course of business, including the exploration, development and/or acquisition of Oil and Gas Interests, together with ancillary transportation, gathering, compression and processing assets and the marketing and sale of Hydrocarbons produced and (c) to the extent permitted under Section

ANTERO RESOURCES CORPORATION

EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT

7.13, to retire, redeem, defease, repurchase or prepay Senior Notes, including any fees, premiums and expenses associated therewith.  No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.  Letters of Credit will be issued only to support general corporate purposes of the Borrowers and the Restricted Subsidiaries.  The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its and their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

1.2                               Senior Notes Restrictions.  Section 7.13 of the Credit Agreement shall be and hereby is amended and restated in its entirety to read as follows:

Section 7.13                            Senior Notes Restrictions.  No Credit Party will, nor will any Credit Party permit any Restricted Subsidiary to, (a) except for the regularly scheduled payments of interest required under the Senior Notes Documents, directly or indirectly, retire, redeem, defease, repurchase or prepay prior to the scheduled due date thereof any part of the principal of, or interest on, the Senior Notes (or any Permitted Refinancing thereof); provided that so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may retire, redeem, defease, repurchase or prepay the Senior Notes (i) with the proceeds of any Permitted Refinancing permitted pursuant to Section 7.01(h), (ii) with the net cash proceeds of any substantially contemporaneous issuance of Equity Interests of the Borrower, (iii) pursuant to an asset sale tender offer with the Net Cash Proceeds of any Disposition to the extent required by the terms of the Indenture, but in any event subject to compliance by the Credit Parties with (x) any prepayment of the Obligations required by any consent of the Lenders to such Disposition and (y) any mandatory prepayment of the Obligations required under Section 2.11 after giving effect to any adjustments made by the Required Lenders to the Borrowing Base pursuant to Section 7.05, (iv) by converting or exchanging Senior Notes to Equity Interests (other than Disqualified Stock) of the Borrower, or (v) so long as, on a pro forma basis after giving effect to such retirement, redemption, defeasance, repurchase or prepayment, the Aggregate Credit Exposure is not greater than 80% of the Aggregate Commitment, or (b) enter into or permit any supplement, modification or amendment of, or waive any right or obligation of any Person under, any Senior Notes Document or any document governing any Permitted Refinancing of the Senior Notes if the effect thereof would be to (i) shorten its average life or maturity, (ii) increase the rate or shorten any period for payment of interest thereon, (iii) cause any covenant, default or remedy provisions contained therein to be materially more onerous on any Credit Party or any Restricted Subsidiary, (iv) cause any mandatory prepayment, repurchase or redemption provisions contained therein to be materially more onerous on any Credit Party or any Restricted Subsidiary, (v) alter the subordination provisions, if any, with respect to any of the Senior Notes Documents, or (vi) result in any Subsidiary of any Borrower Guaranteeing the Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

SECTION 2.                                       Conditions.  The amendments to the Existing Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

2.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

2.3                               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

2.4                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1                               Reaffirmation of Representations and Warranties/Further Assurances.  Both before and after giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

3.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

3.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.                                       Miscellaneous.

4.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

4.8                               Reference to and Effect on the Loan Documents.

(a)                                 This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)                                 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and
Regional Vice President

RESTRICTED SUBSIDIARIES:

AR OHIO LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and
Regional Vice President

MONROE PIPELINE LLC

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and
Regional Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

	By:	/s/ David Morris
		Name:	David Morris
		Title:	Authorized Officer

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Oleg Kogan
	Name:	Oleg Kogan
	Title:	Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Ting Lee
	Name:	Ting Lee
	Title:	Director

By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Francis
	Name:	Lara Francis
	Title:	Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Victor Ponce de León
	Name:	Victor Ponce de León
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Rayan Karim
	Name:	Rayan Karim
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
	Name:	Garrett R. Merrell
	Title:	Relationship Manager

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Todd S. Anderson
	Name:	Todd S. Anderson
	Title:	Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Authorized Signatory

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Executive Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H. Lee
	Name:	Jonathan H. Lee
	Title:	Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
	Name:	Rhianna Disch
	Title:	Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Duncan Cairo
	Name:	Duncan Cairo
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BNP PARIBAS,
as a Lender

By:	/s/ Sriram Chandrasekar
	Name:	Sriram Chandrasekar
	Title:	Director

By:	/s/ Vincent Trapet
	Name:	Vincent Trapet
	Title:	Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

DNB CAPITAL LLC,
as a Lender

By:	/s/ James Grubb
	Name:	James Grubb
	Title:	Vice President

By:	/s/ Asluv Tveit
	Name:	Asluv Tveit
	Title:	First Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Senior Vice President

By:	/s/ George Louis McKinley
	Name:	George Louis McKinley
	Title:	Vice President

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

By:	/s/ Kenyatta Gibbs
	Name:	Kenyatta Gibbs
	Title:	Director

ANTERO RESOURCES CORPORATION
EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE